John Hancock Life Insurance Company of New York

Attachment A

BROKER DEALER

1st Global Capital Corp.

A&F Financial Securities, Inc.

A.P. Securities, Inc.

Advest, Inc.

Advisory Group Equity Services, Ltd.

Aegis Capital Corp.

Alexander Capital, LP

Allstate Financial Services, LLC

All-Vest Securities, Inc.

AM & M Investment Brokers, Inc.,

American Portfolios Financial Services, Inc.

Ameriprise Financial Services, Inc

Ameritas Investment Corp.

Archer Alexander Securities Corp.

AXA Advisors, LLC

Barriger & Barriger Incorporated

Bay Colony Securities Co. , Inc.

BB & T Investment Services, Inc.

BCG Securities, Inc.

Benjamin F. Edwards & Company, Inc.

Bernard Herold & Co., Inc.

Berthel, Fisher & Company Financial Services, Inc.

BG Worldwide Securities, Inc.

BNY Investment Center, Inc.

Bodell Overcash Anderson & Co., Inc.

Brighton Securities Corp.

Bristol Financial Services, Inc.

Brokerageselect

Brookstone Securities, Inc.

Buckman, Buckman & Reid, Inc.

C & S Securities Corp.

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc.

Cambridge Investment Research, Inc.

Cambridge Legacy Securities

Cantella & Co., Inc.

Capital Analysts, Inc.

Capital Brokerage

Capital Financial Services, Inc.

Capital One Investment Services LLC

CBIZ Financial Solutions, Inc.

CCO Investment Services Corp.

Centauraus Financial, Inc.

CES Insurance Agency, Inc.

CFD Investments, Inc.

Chase Investment Services Corp

Chelsea Financial Services

Citigroup Global Markets, Inc.

Clark Dodge & Co., Inc.

Community Bankers Securities, LLC.

Community Investment Services, Inc.

Compass Securities Ins.

Comprehensive Asset Management and Servicing, Inc

Cornerstone Institutional Investors, Inc.

CPI Capital

Crown Capital Securities, L.P.

CUNA Brokerage Services, Inc.

Curtis Securities, LLC

Delta Equity Services, Corp.

Detwiler Fenton & Co

Deutsche Bank Securities, Inc.

Di Giulio Financial Services, Inc.

Dominick & Dominick, LLC

Edward D. Jones, & Co., L.P.

Equitas America, LLC

Equity Services Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Essex National Securities, Inc.

Excel Securities & Associates, Inc.

Financial Advisors of America LLC

Financial Network Investment Corp.

Financial Telesis, Inc.

Financial West Group

Fintegra, LLC

First Allied Securities, Inc.

First Allied Securities, Inc.

First Capital Equities, LTD

First Heartland Capital, Inc.

First Williston Corporation

Foresters Equity Services, Inc.

Founders Financial Securities, LLC

FSC Securities Corporation

G.A. Repple & Company

Garden State Securities, Inc.

Gary Goldberg & Company, Inc.

GDC Securities, LLC

Geneos Wealth Management, Inc.

Genworth Financial Securities Corp

GFA Securities, LLC

Gilford Securities

Girard Securities, Inc.

Global Arena Capital Corp.

Great American Advisors, Inc.

GunnAllen Financial, Inc.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment Securities, Inc.

Hamilton Cavanaugh Investment Brokers, Inc.

Hazard & Siegel, Inc.

Henley & Company, LLC.

Highland Capital Securities, Inc.

HighTower Securities, LLC

Hornor, Townsend & Kent

HRC Investment Services, Inc.

HSBC Securities (USA), Inc.

Hudson Heritage Capital Management, Inc.

IBN Financial Services, Inc.

IDB Capital Corp.

ING Financial Advisers, LLC.

ING Financial Partners

ING Financial Partners, Inc.

Interlink Securities Corp.

Intervest International Equities Corp.

Invest Financial Corporation

Investacorp, Inc.

Investors Capital Corp.

Investors Security Company, Inc. (ISCI)

Jesup & Lamont Securities Corp.

J J B Hilliard W L Lyons, Inc.

J.P. Turner & Company, L.L.C.

J.W. Cole Financial, Inc.

Janney Montgomery Scott, Inc.

Jesup & Lamont Securities Corp.

John James Investments, LTD.

Kern, Suslow Securities, Inc.

Key Investment Services, LLC

Key2Life Brokerage Inc.

KMS Financial Services, Inc.

Kovack Securities, Inc.

L & M Financial Services

L. M. Kohn and Company

Larimer Capital Corporations

LaSalle St. Securities, LLC

Legend Equities Corporation

Leigh D. Baldwin & Co., Inc.

Leonard & Company

Lesko Securities Inc.

Leumi Investment Services, Inc.

Lifemark Securities Corp.

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corp.

Lincoln Investment Planning, Inc.

Lombard Securities, Inc.

Long Island Financial Group, Inc.

LPL Financial Corporation

M & T Securities, Inc.

M Holdings Securities, Inc.

M. Griffith, Inc.

Madison Avenue Securities, Inc.

Marlin Trading, Inc.

McDonald Investments Inc.

McGinn, Smith & Co. Inc

Medallion Investment Services

Mellon Securities, LLC

Mercer Allied Company, LP

Merrill Lynch, Pierce, Fenner & Smith (MLPF&S)

Mesirow Financial, Inc.

Metropolitan Life Insurance Company

Mid Atlantic Capital Corporation

Mid-Atlantic Securities, Inc.

MML Investor Services, Inc.

Money Concepts Capital Corp.

Morgan Keegan & Company

Morgan Stanley Smith Barney LLC

Multi-Financial Services Corp.

Mutual Funds Associates

MWA Financial Services, Inc.

National Planning Corporation

National Planning Corporation

National Securities Corporation

Nations Financial Group, Inc.

Nationwide Planning Associates, Inc.

Nationwide Securities LLC (aka NSLLC)

NDX Trading, Inc.

Nelson Securities, Inc.

New England Securities Corporation

New Horizons Asset Management Group, LLC.

Newbridge Securities Corp

Next Financial Group, Inc.

NFP Securities, Inc.

NIA Securities, LLC

North Ridge Securities Corp.

Northeast Securities, Inc.

Northern Lights Distributors, LLC

Northwestern Mutual Investment Services, LLC.

NPA Financial Services, Inc.

NRP Financial Inc.

NYLife Securities Inc.

Obsidian Financial Group, LLC

Ogilvie Security Advisors Corp.

Ohanesian / Lecours, Inc

O’Keefe Shaw & Co., Inc.

Oppenheimer & Co., Inc.

Oppenheimer & Co., Inc.

P & A Financial Securities, Inc.

Pacific West Securities, Inc.

Park Avenue Securities, LLC.

Parsonex Securities, Inc.

Partnervest Securities, Inc.

Paulson Investment Company, Inc.

Penn Plaza Brokerage, LTD.

Petersen Investments, Inc.

Phoenix Equity Planning Corporation

Pinnacle Investments, LLC

PlanMember Securities Corporation

Pointe Capital, LLC

Prime Capital Services, Inc.

Prime Vest Financial Services, Inc.

Princor Financial Services Corporation

Private Client Services, LLC

Pro Equities, Inc.

Pro Integrity Securities, Inc.

Prospera Financial Services, Inc.

Pruco Securities Corp

Purshe Kaplan Sterling Investments

QA3 Financial Corp.

Quest Capital Strategies, Inc.

Questar Capital Corporation

R & W Brokerage, Inc.

R. Seelaus & Co., Inc

Rampart Financial Services, Inc.

Rampart Financial Services, Inc.

Raymond James Financial Services (fka I. M. & R, Inc.)

RBC Capital Markets Corp

RBC Capital Markets Corporation

RDM Investment Services, Inc.

Regal Securities, Inc.

Resources Horizons Group, LLC

Retirement Capital Group Securities, Inc.

RMIN Securities, Inc.

RNR Securities, LLC.

Robb, P.J. Variable Corp.

Robert W. Baird

Rockwell Global Capital, LLC

Royal Alliance Associates, Inc.

S.C. Parker & Co., Inc.

Sage, Rutty & Co., Inc.

SagePoint Financial, Inc (formerly AIG Financial Advisors, Inc.)

Sandgrain Securities, Inc.

Saperston Asset Management Inc.

Saxony Securities, Inc.

Scott & Stringfellow, Inc.

Securian Financial Services, Inc.

Securities America, Inc.

Securities Service Network, Inc.

SEI Investments Distribution Co.

Sentinel Securities, Inc.

SIGMA Financial Corporation

Signator Investors, Inc.

Signature Securities Group Corporation

SII Investments Inc.

SMH Capital, Inc.

Sorrento Pacific Financial, LLC

Sorrento Pacific Financial, LLC

Source Capital Group, Inc.

Spire Securities, LLC

SSI Equity Services, Inc.

Stacey Braun Financial Services, Inc.

Stanley Laman Group Securities LLC

Sterling Monroe Securities, LLC

Sterne Agee Financial Services, Inc.

Stifel, Nicolaus & Company, Inc.

Summit Brokerage Services, Inc.

Summit Equities, Inc.

SunTrust Investment Services, Inc.

Symetra Investment Services, Inc.

Syndicated Capital, Inc.

TD Waterhouse Investor Services, Inc.

TD Wealth Management Services, Inc.

TD Wealth Management Services, Inc.

TD Wealth Management Services, Inc.

TFS Securities, Inc.

The Concord Equity Group LLC

The F.I. Group, Inc.

The Investment Center, Inc.

The Leaders Group

The Leaders Group, Inc.

The Strategic Financial Alliance, Inc.

Thrivent Investment Management, Inc.

Timecapital Securities Corp.

Tower Square Securities, Inc.

Transamerica Financial Advisors, Inc.

Trevor, Cole, Reid & Monroe, Inc.

Triad Advisors, Inc.

Trubee, Collins & Co., Inc.

True North Financial Services, Inc.

TWS Financial, LLC

United Financial Group, Ltd.

United Planners Financial Services of America

Univest Securities Inc. DBA Universal Financial Group

USA Advanced Planners Inc.

USA Financial Securities Corp.

USI Securities, Inc.

UVEST Investment Services

VALIC Financial Advisors, Inc.

Valmark Securities, Inc.

Vanderbilt Securities, LLC.

Vanguard Capital/VanCapital Insurance Agency

Vaughan & Company Securities, Inc.

VSR Financial Services Inc.

Waddell and Reed, Inc.

Wall Street Financial Group, Inc.

Walnut Street Securities, Inc.

Waterford Investor Services, Inc.

WBB Securities, LLC

Wedbush Morgan Securities, Inc.

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors, LLC

Wells Fargo Insurance Services Investment Advisors, Inc. (WFISIA)

Westco Investment Corp.

Western International Securities, Inc.

White Mountain Capital, LLC

Wilbanks Securities, Inc.

Woodbury Financial Services, Inc.

Woodstock Financial Group, Inc.

WRP Investments, Inc.